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                                                                   EXHIBIT 10.17

                                 AMENDMENT NO. 1
                                       TO
                         NON-NEGOTIABLE PROMISSORY NOTE

         This Amendment No. 1 to the Non-Negotiable Promissory Note (this "Amendment") is executed as of April 10, 2002, by The MacReport.Net, Inc., a Delaware corporation, (the "Maker") and Sherman Winski (the "Payee") to amend the Non-Negotiable Promissory Note dated January 14, 2002 among those parties (the "Note").

         The Maker and the Payee desire to amend the Note and further agree as follows:

1. Capitalized Terms. Except as expressly provided in this Amendment, all capitalized terms used in this Amendment have meanings ascribed to them in the Note and those definitions are incorporated by reference into this Note.

2. The first sentence of the Note shall be deleted and the following sentence shall be substituted therefor:

"For value received, the undersigned, The MacReport.Net, ("MacReport"), a Delaware corporation, (the "Maker") hereby promises to pay to the order of Sherman Winski (the "Payee") the principal sum of Two Hundred Thousand Dollars ($200,000) which shall be on September 10, 2002 days from the date hereof (the "Final Maturity Date"), together with accrued interest thereon at the rate set forth in Section 2 below.

3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against the party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all the parties reflected hereon as the signatories.

4. Third Parties. Except as specifically set forth or referred to herein, nothing herein express of implied is intended or shall be construed to confer upon or give to any person other than the parties hereto and their permitted successors or assigns, any claims, rights, remedies under or by reason of this Amendment.

5. Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State and the federal laws of the United States of America, without regard to the conflict of laws rules thereof.


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         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

                                     THE MACREPORT.NET, INC.


                                     By:              /s/
                                        --------------------------------------
                                        Name:  V. William Lucchetti, Jr.
                                        Title: President



                                                      /s/
                                     -----------------------------------------
                                     Sherman Winski